Exhibit 99.1

Marchex Reports Third Quarter 2011 Financial Results

Digital Call Advertising Products Continue to Drive Growth

SEATTLE – November 2, 2011 Marchex, Inc. (NASDAQ: MCHX) today reported its results for the quarter ended September 30, 2011.

Third Quarter 2011 Consolidated Financial Results:

•	Revenue was $39.9 million for the third quarter of 2011, compared to $24.2 million for the same period of 2010.

•

GAAP net income applicable to common stockholders was $1.2 million for the third quarter of 2011 or $0.03 per diluted share. This compares to GAAP net loss applicable to common stockholders of $547,000 or $0.02 per diluted share for the same period of 2010. The third quarter 2011 results included non-cash stock-based compensation expense of $4.0 million, compared to non-cash stock-based compensation expense of $2.9 million for the same period in 2010.

•

As discussed in the summary of the third quarter 2011 consolidated financial results, a reconciliation is provided of GAAP diluted EPS to Adjusted Non-GAAP EPS in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for third quarter 2011 was $0.09, compared to $0.01 for the same period in 2010.

•

Adjusted operating income before amortization was $5.4 million for the third quarter of 2011, compared to $455,000 for the same period of 2010. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $6.4 million in the third quarter of 2011, compared to $1.7 million for the same period of 2010. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“Since we launched our Pay-For-Call product in July of 2009, every quarter has provided evidence that validates our early decision to focus on the Digital Call Advertising opportunity,” said Russell C. Horowitz, Marchex Chairman and CEO. “We made the early bet that the emergence of mobile and other call media sources, combined with deep call analytics, would transform how both large and small advertisers bought and measured phone calls as a lead source. In the third quarter, we continued to execute on the product and customer initiatives that are helping to drive transformative performance for our call advertisers and publishers.”

Recent Highlights:

1.

In September, Marchex partnered with CityGrid Media to provide digital call advertising to CityGrid’s leading local ad and content network that connects mobile and web publishers with local advertisers. Under the agreement, CityGrid Media will place Marchex’s national and local advertisers in relevant call advertising placements across its CityGrid® advertising network to connect them to consumers through phone calls when these consumers are looking for relevant products or services.

2.	Marchex commissioned a study conducted by Forrester Consulting that establishes distinct and significant demand in the digital advertising space for driving phone calls from consumers to advertisers. The September 2011 Forrester study forecasts the U.S. marketing spend in this new market will be at least $6 billion by 2014. A key finding of the study is nearly half of interactive marketers would like a phone call to be the preferred action resulting from their digital advertising efforts.

3.	During the third quarter of 2011, Marchex sold a small number of non-strategic domains that yielded $2.5 million.

4.	Marchex also purchased 15,000 shares of its outstanding Class B common stock for a total price of $135,000, bringing its total shares repurchased under its stock repurchase program to 10.4 million shares, or 28% of its outstanding common stock.

Marchex Guidance:

The following forward-looking statements reflect Marchex’s expectations as of November 2, 2011.

Financial guidance for fiscal year ending December 31, 2011:

Revenue:	$148 million to $149 million

Adjusted Operating Income Before Amortization:	More than $19 million

Adjusted EBITDA:	Estimated add-backs of approximately $4 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $23 million.

Long Term Adjusted EBITDA Margin Target:	20% or more

2011 GAAP income (loss) from operations is expected to be $2.6 million or better, assuming stock-based compensation between $15 million and $16 million and amortization of intangible assets from acquisitions between $5.5 million and $6 million. This estimate excludes any prospective gain or loss on sales and disposals of intangible assets.

Financial guidance for the fourth quarter of 2011:

Revenue:	More than $40 million

Adjusted Operating Income Before Amortization:	$5.4 million or more

Adjusted EBITDA:	Estimated add-backs of approximately $1.0 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of $6.4 million or more.

Fourth quarter GAAP income (loss) from operations is expected to be ($1.3) million or better, assuming stock-based compensation between $3.5 million and $4.5 million and amortization of intangible assets from acquisitions between $1.7 million and $2.2 million. This estimate excludes any gain or loss on sales and disposals of intangible assets.

“During the quarter we continued to add new advertisers of all types and new partners to the Digital Call Marketplace. We have several new customer and partner launches planned over the next several quarters. Although the exact timing may fluctuate, for the fourth quarter of 2011 we expect this momentum will lead to sequential increases in revenue, adjusted operating income before amortization and EBITDA, even taking into account our investments in hiring and product initiatives,” said Michael Arends, Marchex Chief Financial Officer.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, November 2, 2011 to discuss its third quarter ended September 30, 2011 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex website (www.marchex.com/earnings-releases). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex’s mission is to unlock local commerce globally by helping advertisers reach customers through the phone when they are ready to buy.

Our performance-based call advertising products, Marchex Call Connect and Marchex Call Analytics, are reinventing how businesses acquire and upsell new customers through phone calls. Our award-winning Small Business Solutions products empower businesses to efficiently monitor their online presence, communicate with their customers, and acquire new ones. Every day, our products support hundreds of thousands of advertisers and partners, ranging from global enterprises to local businesses.

For more information about Marchex (NASDAQ: MCHX), please visit www.marchex.com.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 2, 2011 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition related costs as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition related costs and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition related costs and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income (loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Prior to 2011, Marchex computed shares outstanding for the Non-GAAP EPS calculation to include dilution from options and warrants, exercise prices per the treasury stock method provided market conditions had been met and included the weighted average number of all potential common shares relating to restricted stock and restricted stock units, provided market conditions had been met. Non-GAAP shares historically were greater than shares outstanding for GAAP EPS purposes. Adjusted non-GAAP Net Income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) gain/loss on sales and disposals of intangible assets, (4) acquisition related costs, (5) interest and other income (expense), and (6) dividends paid to participating securities. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Jim Cullinan

Telephone: 206.331.3523

Email: jcullinan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,
	2010	2011
Revenue	$24,194,841	$39,862,443

Expenses:
Service costs (1)	14,604,200	21,848,208
Sales and marketing (1)	3,183,374	4,547,584
Product development (1)	4,193,428	6,131,515
General and administrative (1)	4,683,639	5,860,029
Amortization of intangible assets from acquisitions	704,106	1,671,719
Acquisition related costs	—	61,869

Total operating expenses	27,368,747	40,120,924

Gain on sales and disposals of intangible assets, net	2,632,634	2,486,242

Income (loss) from operations	(541,272)	2,227,761

Interest income (expense) and other, net	102,603	(196,334)

Income (loss) before provision for income taxes	(438,669)	2,031,427

Income tax expense	54,202	778,113

Net income (loss)	(492,871)	1,253,314

Dividends paid to participating securities	(54,540)	(66,785)

Net income (loss) applicable to common stockholders	$(547,411)	$1,186,529

Basic net income (loss) per share applicable to Class A and Class B common stockholders	$(0.02)	$0.04
Diluted net income (loss) per share applicable to Class A and Class B common stockholders	$(0.02)	$0.03
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	10,556,988	9,851,012
Class B	21,948,520	23,672,807
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	10,556,988	9,851,012
Class B	32,505,508	35,943,756

(1) Includes stock-based compensation allocated as follows:
Service costs	$223,672	$325,235
Sales and marketing	221,901	461,446
Product development	280,377	469,456
General and administrative	2,199,285	2,696,078

Total	$2,925,235	$3,952,215

MARCHEX, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Operations (unaudited)
	Nine Months Ended September 30,
	2010	2011
Revenue	$69,590,175	$107,703,081

Expenses:
Service costs (1)	40,909,245	60,221,049
Sales and marketing (1)	10,605,457	11,175,232
Product development (1)	12,482,042	16,957,961
General and administrative (1)	12,809,459	17,154,129
Amortization of intangible assets from acquisitions	2,119,479	3,755,514
Acquisition related costs	—	1,513,109

Total operating expenses	78,925,682	110,776,994

Gain on sales and disposals of intangible assets, net	4,650,182	7,111,678

Income (loss) from operations	(4,685,325)	4,037,765

Interest income (expense) and other, net	133,888	(267,941)

Income (loss) before provision for income taxes	(4,551,437)	3,769,824

Income tax expense (benefit)	(863,176)	1,798,676

Net income (loss)	(3,688,261)	1,971,148

Dividends paid to participating securities	(146,229)	(191,523)

Net income (loss) applicable to common stockholders	$(3,834,490)	$1,779,625

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$(0.12)	$0.05
Dividends paid per share	$0.06	$0.06
Shares used to calculate basic net income (loss) applicable to common stockholders
Class A	10,725,333	10,027,418
Class B	22,037,273	23,135,566
Shares used to calculate diluted net income (loss) applicable to common stockholders
Class A	10,725,333	10,027,418
Class B	32,762,606	35,179,794

(1) Includes stock-based compensation allocated as follows:
Service costs	$608,304	$924,181
Sales and marketing	602,995	1,100,598
Product development	740,553	1,174,028
General and administrative	5,954,403	8,209,857

Total	$7,906,255	$11,408,664

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2010	September 30, 2011
Assets
Current assets:
Cash and cash equivalents	$37,328,052	$35,488,333
Accounts receivable, net	20,213,886	29,289,426
Prepaid expenses and other current assets	3,567,504	3,075,837
Refundable taxes	3,248,908	2,518,052
Deferred tax assets	868,629	1,156,741

Total current assets	65,226,979	71,528,389

Property and equipment, net	4,709,907	5,412,733
Deferred tax assets	50,768,525	45,942,241
Intangibles and other assets, net	2,070,217	1,315,636
Goodwill	35,337,428	85,313,035
Intangible assets from acquisitions, net	1,576,687	9,786,642

Total assets	$159,689,743	$219,298,676

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,165,616	$14,259,304
Accrued expenses and other current liabilities	5,106,021	8,845,556
Deferred acquisition payment	—	17,397,419
Deferred revenue	1,649,851	1,811,535

Total current liabilities	17,921,488	42,313,814

Deferred acquisition payment	—	17,638,888
Other non-current liabilities	2,076,332	2,176,792

Total liabilities	19,997,820	62,129,494

Stockholders’ equity:
Class A common stock	105,006	98,944
Class B common stock	254,802	275,014
Treasury stock	(1,360,238)	(50,147)
Additional paid-in capital	281,421,696	295,603,564
Accumulated deficit	(140,729,343)	(138,758,193)

Total stockholders’ equity	139,691,923	157,169,182

Total liabilities and stockholders’ equity	$159,689,743	$219,298,676

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended September 30,
	2010	2011
Income (loss) from operations	$(541,272)	$2,227,761

Stock-based compensation	2,925,235	3,952,215
Amortization of intangible assets from acquisitions	704,106	1,671,719

Operating income before amortization (OIBA)	3,088,069	7,851,695

Acquisition related costs	—	61,869
Gain on sales and disposals of intangible assets, net	(2,632,634)	(2,486,242)

Adjusted operating income before amortization (Adjusted OIBA)	$455,435	$5,427,322

	Nine Months Ended September 30,
	2010	2011
Income (loss) from operations	$(4,685,325)	$4,037,765

Stock-based compensation	7,906,255	11,408,664
Amortization of intangible assets from acquisitions	2,119,479	3,755,514

Operating income before amortization (OIBA)	5,340,409	19,201,943

Acquisition related costs	—	1,513,109
Gain on sales and disposals of intangible assets, net	(4,650,182)	(7,111,678)

Adjusted operating income before amortization (Adjusted OIBA)	$690,227	$13,603,374

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided (used) by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended September 30,
	2010	2011
Net cash provided by (used in) operating activities	$(802,719)	$4,883,986

Changes in asset and liabilities, net of acquisitions	2,516,940	(127,861)
Income tax expense	54,202	778,113
Acquisition related costs	—	61,869
Interest (income) expense and other, net	(102,423)	19,583
Excess tax benefits related to stock compensation	—	802,441

Adjusted EBITDA	$1,666,000	$6,418,131

Net cash provided by investing activities	$1,827,480	$1,859,410

Net cash provided by (used in) financing activities	$(1,924,470)	$412,331

	Nine Months Ended September 30,
	2010	2011
Net cash provided by operating activities	$3,467,614	$13,107,667

Changes in asset and liabilities, net of acquisitions	2,068,804	(507,348)
Income tax expense (benefit)	(863,176)	1,798,676
Acquisition related costs	—	1,513,109
Interest (income) expense and other, net	(133,690)	(70,601)
Excess tax benefits related to stock compensation	—	802,441

Adjusted EBITDA	$4,539,552	$16,643,944

Net cash provided by (used in) investing activities	$1,859,193	$(11,329,724)

Net cash used in financing activities	$(6,961,046)	$(3,617,662)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended September 30,
	2010	2011
Adjusted Non-GAAP EPS	$0.01	$0.09

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.02)	$0.03
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,505,508	35,943,756

Net income (loss) applicable to common stockholders	$(547,411)	$1,186,529

Stock-based compensation	2,925,235	3,952,215
Acquisition related costs	—	61,869
Amortization of intangible assets from acquisitions	704,106	1,671,719
Gain on sales and disposals of intangible assets, net	(2,632,634)	(2,486,242)
Interest (income) expense and other, net	(102,603)	196,334
Dividends paid to participating securities	54,540	66,785
Estimated impact of income taxes	(116,692)	(1,177,651)

Adjusted Non-GAAP net income applicable to common stockholders	$284,541	$3,471,558

Adjusted Non-GAAP EPS	$0.01	$0.09

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,505,508	35,943,756
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable) (1)	320,662	—
Weighted average common shares related to deferred acquisition payments (1)	—	4,402,465

Diluted shares used to calculate Adjusted Non-GAAP EPS (2)	32,826,170	40,346,221

(1) For the three months ended September 30, 2010 and 2011, these shares were excluded from the computation of diluted net income (loss) per share as their effect would be anti-dilutive.

(2)    Marchex calculates diluted shares in accordance with GAAP in the computation of Non-GAAP EPS. Marchex had previously calculated diluted shares using the following methodology as calculated and described below.

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,505,508	35,943,756
Weighted average stock options and common shares subject to repurchase or cancellation (a)	2,901,860	2,806,228
Weighted average common shares related to deferred acquisition payments	—	4,402,465

Non-GAAP shares used to calculate Adjusted Non-GAAP EPS	35,407,368	43,152,449

Adjusted Non-GAAP EPS (computed using Non-GAAP shares)	$0.01	$0.08

(a)	The impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impact of restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Nine Months Ended September 30,
	2010	2011
Adjusted Non-GAAP EPS	$0.01	$0.23

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.12)	$0.05
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,762,606	35,179,794

Net income (loss) applicable to common stockholders	$(3,834,490)	$1,779,625

Stock-based compensation	7,906,255	11,408,664
Acquisition related costs	—	1,513,109
Amortization of intangible assets from acquisitions	2,119,479	3,755,514
Gain on sales and disposals of intangible assets, net	(4,650,182)	(7,111,678)
Interest (income) expense and other, net	(133,888)	267,941
Dividends paid to participating securities	146,229	191,523
Estimated impact of income taxes	(1,118,055)	(3,054,031)

Adjusted Non-GAAP net income applicable to common stockholders	$435,348	$8,750,667

Adjusted Non-GAAP EPS	$0.01	$0.23

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,762,606	35,179,794
Weighted average stock options and common shares subject to repurchase or cancellation (if applicable) (1)	390,258	—
Weighted average common shares related to deferred acquisition payments (1)	—	2,838,219

Diluted shares used to calculate Adjusted Non-GAAP EPS (2)	33,152,864	38,018,013

(1)	For the nine months ended September 30, 2010 and 2011, these shares were excluded from the computation of diluted net income (loss) per share as their effect would be anti-dilutive.
(2)	Marchex calculates diluted shares in accordance with GAAP in the computation of Non-GAAP EPS. Marchex had previously calculated diluted shares using the following methodology as calculated and described below.

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	32,762,606	35,179,794
Weighted average stock options and common shares subject to repurchase or cancellation (a)	2,784,049	3,066,845
Weighted average common shares related to deferred acquisition payments	—	2,838,219

Non-GAAP shares used to calculate Adjusted Non-GAAP EPS	35,546,655	41,084,858

Adjusted Non-GAAP EPS (computed using Non-GAAP shares)	$0.01	$0.21

(a)	The impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method in periods with income. The impactof restricted stock units and options subject to market conditions have or will be included once the market conditions have been met.